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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


       We consent to the incorporation by reference in this Registration Statement of Williams-Sonoma, Inc. on Form S-8 of our report dated
March 26, 1997, appearing in the Annual Report on Form 10-K of
Williams-Sonoma, Inc. for the fiscal year ended February 2, 1997.





/s/ Deloitte & Touche LLP





San Francisco, California
March 18, 1998